Exhibit 99.1

Sept. 10, 2026

ONEOK Closes $9 Billion Minority Equity Investment with Apollo

TULSA, Okla. – Sept. 10, 2026 – ONEOK, Inc. (NYSE: OKE) today announced the closing of the previously announced $9 billion minority equity investment by funds and affiliates managed by Apollo (NYSE: APO) (Apollo).

Under the terms of the agreement, Apollo has invested $9 billion in exchange for a nonvoting Class B minority interest in a newly formed holding company, ONEOK Holdings, L.L.C., which is structurally subordinate to the company’s debt.

The minority equity investment has been reviewed with ONEOK’s credit rating agencies, all of which consider the transaction credit-enhancing.

ABOUT ONEOK:

At ONEOK (NYSE: OKE), we deliver energy products and services vital to an advancing world. We are a leading midstream operator that provides gathering, processing, fractionation, transportation, storage and marine export services. Through our approximately 60,000-mile pipeline network, we transport the natural gas, natural gas liquids (NGLs), refined products and crude oil that help meet domestic and international energy demand, contribute to energy security and provide safe, reliable and responsible energy solutions needed today and into the future. As one of the largest integrated energy infrastructure companies in North America, ONEOK is delivering energy that makes a difference in the lives of people in the U.S. and around the world.

ONEOK is an S&P 500 company headquartered in Tulsa, Oklahoma.

For information about ONEOK, visit www.oneok.com. For the latest news, visit the ONEOK newsroom or find us on LinkedIn, Facebook, X and Instagram.

ABOUT APOLLO:

Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade credit to private equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of June 30, 2026, Apollo had approximately $1.05 trillion of assets under management. To learn more, please visit www.apollo.com.

ONEOK Closes $9 Billion Minority Equity Investment with Apollo

Sept. 10, 2026

FORWARD-LOOKING STATEMENTS:

Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected levels of quarterly and annual dividends and adjusted EBITDA), growth, leverage, synergies, liquidity, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities laws and other applicable laws.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “may,” “might,” “outlook,” “plan,” “potential,” “project,” “scheduled,” “should,” “will,” “would” and other words and terms of similar meaning.

One should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and in the other filings that we make with the Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and, other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.

Contacts:

Investor Relations:

Megan Patterson

918-561-5325

ONEOKInvestorRelations@oneok.com

Media Relations:

Alicia Keenom

918-861-3749

Media@oneok.com

###